UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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[ ]	Definitive Proxy Statement
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Principal Real Estate Income Fund
(Name of Registrant as Specified In Its Charter)
___________________________________
(Name of Person Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN:

PRINCIPAL REAL ESTATE INCOME FUND

Please Vote Today - Every Vote Counts!

WE MUST RECEIVE YOUR VOTE BY JULY 6, 2018

Recently, we sent you proxy material regarding the Annual Meeting of Shareholders of the Principal Real Estate Income Fund that has been adjourned to JULY 6, 2018. The Fund’s records indicate that we have not received your voting instructions.

We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the adjourned meeting as scheduled. Join your fellow shareholders and vote today!

If you have any questions or would like to vote, please call the number listed below:

1-833-786-6485

Your vote is important no matter the size of the shares you own. Please vote promptly so your vote can be received by the adjourned July 6, 2018 Annual Meeting of Shareholders.

The Fund has made it very easy for you to vote. Choose one of the following methods:

Vote live with a Proxy Specialist – You may cast your vote live with a proxy specialist, quickly and easily, and have proxy related questions answered, by calling toll free: 1-833-786-6485.

Vote via the Internet – You may cast your vote using the Internet by logging onto the Internet address located on your proxy ballot(s) and following the instructions on the website. www.proxyvote.com

Vote by Touch-Tone Phone – You may cast your vote by telephone by calling the toll-free number found on the proxy ballot(s) that you received.

Vote by Mail – You may cast your vote by signing, dating and mailing your proxy ballot(s) in the postage prepaid return envelope that was previously provided to you.

THANK YOU FOR VOTING

SPECIMEN

PRINCIPAL REAL ESTATE INCOME FUND 2018 Annual Meeting July 6, 2018

According to our latest records, we have not received your voting instructions!

Important proxy voting material is ready for your action.

Three

Ways to Vote

Now via Proxy Vote	Vote By July 5, 2018 11:59 PM ET
At the Meeting
By Phone 1.800.454.8683	Control Number: 0123456789012345 Account Number: 3456789012345678901

Important

Materials

  Proxy Statement

  Reminder Notice

For holders as of March 26, 2018
CUSIP: 74255X104

This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.